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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): August 12, 2002

                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

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
            Delaware                                  0-22228                         11-3170868
(State or other jurisdiction of               (Commission File No.)                 (IRS Employer
incorporation or organization)                                                    Identification No.)
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          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:               (516) 327-3000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEMS 1 THROUGH 6 AND 8.        NOT APPLICABLE

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

      The following Exhibits are furnished as part of this report:

      99.1 Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, executed by George L. Engelke, Jr., Chief Executive Officer.

      99.2 Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, executed by Monte N. Redman, Chief Financial Officer.

ITEM 9. REGULATION FD DISCLOSURE.

      On August 12, 2002, Astoria Financial Corporation's principal executive officer and principal financial officer submitted for filing with the Securities and Exchange Commission ("SEC") the prescribed sworn statements pursuant to SEC Order dated June 27, 2002, File No. 4-460, which are included herein as exhibits 99.1 and 99.2.

      The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ASTORIA FINANCIAL CORPORATION


                                          /s/ Monte N. Redman
                                          -----------------------------------
                                          Monte N. Redman
                                          Executive Vice President and
                                          Chief Financial Officer

Dated: August 12, 2002

                                  EXHIBIT INDEX


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Exhibit Number      Description
--------------      -----------

99.1                Statement Under Oath of Principal Executive Officer and Principal Financial
                    Officer Regarding Facts and Circumstances Relating to Exchange Act Filings,
                    executed by George L. Engelke, Jr., Chief Executive Officer.

                    Statement Under Oath of Principal Executive Officer and Principal Financial
99.2                Officer Regarding Facts and Circumstances Relating to Exchange Act Filings,
                    executed by Monte N. Redman, Chief Financial Officer.
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